دبي للتطوير
DUBAI DEVELOPMENTS

دبي العالمية للعقار
DUBAI INT'L REAL ESTATE

# Renewal Contract

| | |
|---|---|
| **Landlord** | Dubai International Real Estate<br>**Address:**<br>AL HUDAIBA AWARDS BUILDING P O BOX 29000 DUBAI DUBAI United Arab Emirates<br>**Phone:** 97147091701 **Email:** info@dire.ae |
| | |
| **Tenant** | AL SHOLA AL MODEA GAS DISTRIBUTION (L.L.C)<br>**Authorized Representative:** SAFIR AHAMMED<br>**Address:** United Arab Emirates<br>Dubai 26111 United Arab Emirates<br>**Phone:** (971) 508-767441 **Email:** safir@alsholagas.com |
| **Trade License Number** | 222413 |
| **Leased Premises** | **Property/Location**: Hamsa Building - Commercial |
| **Lease Commencement Date (Handover Date)** | 10-May-2025 |
| **Lease Term** | 1 years |
| **Lease End Date** | 09-May-2026 |
| **Permitted Use** | Office |
| **Number of Units** | 1 (One) |

| Unit | Unit Type | Floor | Area |
|---|---|---|---|
| O112 | Office | Floor 1 | 1,222.45 Gross Leasable Area (SQFT) |

**Base Rent Schedule**

| Unit | Charge Code | Period | From Date | To Date | Calculated Amount AED |
|---|---|---|---|---|---|
| O112 | Base Rent - Office | Year 1 | 10-May-2025 | 09-May-2026 | 129,975.00 |
| | | | | **Total Base Rent** | **129,975.00** |

**One Time Charges**

| Charge Description | Amount AED |
|---|---|
| Admin Charges for Commercial | 1,000.00 |
| Ejari registration fees | 172.50 |
| Ejari Admin fee | 45.24 |
| | |

**Payment Schedule**

| Ref: t0006252 | Landlord | Tenant |
|---|---|---|